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                                                                 EXHIBIT 10.(HH)

                              EMPLOYMENT AGREEMENT

            AGREEMENT made the 5th day of December, 2000 by and between Access Worldwide Communications Inc., a Delaware corporation (the "Company"), and John Hamerski (the "Employee").

                               W I T N E S S E T H

            WHEREAS, the Company wishes to assure itself of the services of the Employee, and the Employee wishes to serve in the employ of the Company, upon the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

      1.    Employment, Term. The Company hereby employs the Employee on
            ----------------
the terms hereinafter set forth for a period of three (3) years from the date first above written, unless sooner terminated in accordance with this Employment Agreement ("Agreement").

      2.    Position, Duties. The Employee shall serve as Executive Vice
            ----------------
President and Chief Financial Officer of the Company, or in such other related capacity as may be assigned by the Chief Executive Officer of the Company ("CEO") or his designee or successor. The Employee shall report to, and shall have such duties and responsibilities as shall be assigned to the Employee by, the CEO, or his designee or successor. The Employee shall perform his duties and responsibilities hereunder faithfully and diligently. The Employee shall devote his full business time and attention to the performance of his duties and responsibilities hereunder. The Employee hereby represents that he is not bound by any confidentiality agreements or restrictive covenants which restrict or may restrict his ability to perform his duties hereunder, and agrees that he will not enter into any such agreements or covenants during the term of his employment hereunder, except such restrictive covenants or confidentiality agreements which are required by the Company.

      3.    Compensation.
            ------------

            3.1  Base Salary.  During the term of this Agreement, in
                 -----------
consideration of the performance by the Employee of the services set forth in
Section 2 and his observance of the other covenants set forth herein, the Company shall pay the Employee, and the Employee shall accept, a base salary at the rate of $180,000 per annum, payable in accordance with the standard payroll practices of the Company. In addition to the base salary payable hereunder, the Employee may be entitled to receive merit increases in salary during the term hereof in such amount and at such times as shall be determined by the CEO in his sole discretion. In no event shall the failure to grant any such increase (or the amount of any such increase) give rise to a claim by the Employee under this Agreement.

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            3.2  Bonus. The Employee shall be eligible to receive an annual
                 -----
bonus of up to forty percent (40%) of his base salary based on achievement of quantitative and qualitative goals as established by the CEO of the Company, in his sole discretion. Any bonus awarded hereunder shall be paid contemporaneously with other discretionary bonuses paid to officers of the Company.

      4.    Expense Reimbursement. During the term of the Employee's
            ---------------------
employment by the Company pursuant to this Agreement, consistent with the Company's policies and procedures as may be in effect from time to time, the Company shall reimburse the Employee for all reasonable and necessary out-of-pocket expenses incurred by him in connection with the performance of his duties hereunder, upon the presentation of proper accounts therefor in accordance with the Company's policies.

      5.    Other Benefits. During the term of the Employee's employment
            --------------
by the Company pursuant to this Agreement, the Employee shall be entitled to receive four (4) weeks paid vacation time per annum and such other benefits (including without limitation customary medical, dental, vision, short term disability, long term disability and life insurance) as are from time to time made available to other similarly situated employees of the Company, on the same terms as are available to such similarly situated employees, it being understood that the Employee shall be required to make the same contributions and payments in order to receive any of such benefits as may be required of such similarly situated employees.

      6.    Termination of Employment.
            -------------------------

             6.1  Death. In the event of the death of the Employee during the
                  -----
term of this Agreement, the Company shall pay to the estate or other legal representative of the Employee (i) the salary provided for in Section 3.1 (at the annual rate then in effect) accrued to the Employee's date of death and not theretofore paid, and (ii) in the discretion of the CEO of the Company, and then only if the quantitative and qualitative goals have been met, the bonus described within section 3.2, above, prorated to the Employee's date of death and payable only at such time as other discretionary bonuses for the applicable year are paid to other officers of the Company, and the estate or other legal representative of the Employee shall have no further rights under this Agreement.

             6.2  Disability. If the Employee shall become incapacitated by
                  ----------
reason of sickness accident or other physical or mental disability and shall for a period of thirty (30) consecutive calendar days be unable to perform his normal duties hereunder, with or without reasonable accommodation, the employment of the Employee hereunder may be terminated by the Company upon five
(5) days prior written notice to the Employee. Promptly after such termination, the Company shall pay to the Employee the salary provided for in Section 3.1 (at the annual rate then in effect) accrued to the date of such termination and not theretofore paid. Additionally, in the event of termination under this section 6.2, in the discretion of the CEO of the Company, and then only if the quantitative and qualitative goals have been met, the Company shall, at such time as other discretionary bonuses for the applicable year are paid to other officers of the Company, pay to the Employee the bonus described within section 3.2, above, prorated to

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the date of the Employee's termination hereunder. Neither the Employee nor the
Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9, and 10.

             6.3  Due Cause. The employment of the Employee hereunder may be
                  ---------
terminated by the Company at any time during the term of this Agreement for Due Cause. Said termination shall be evidenced by written notice thereof to the Employee, which notice shall specify the cause for the termination. For purposes of this Agreement, the term "Due Cause" shall be defined as (i) the inability of the Employee, for any reason other than authorized vacation, to perform his duties under this Agreement for a thirty (30) consecutive calendar day period;
(ii) dishonesty; (iii) theft; (iv) indictment on a felony; (v) any material breach of this Agreement; (vi) the failure of the Employee, for any reason, within five (5) calendar days after receipt by the Employee of a written notice from the Company, to correct, cease, or otherwise alter any conduct or failure to act by the Employee which the Company, in its sole discretion, considers insubordination or which the Company considers material to its operation; (vii) the failure of the Employee, within thirty (30) calendar days after receipt by the Employee of a written notice from the Employer, to materially improve performance which the Employer, in its reasonable discretion, considers unsatisfactory; and (viii) any other act, omission, or series or combination of same which the law recognizes as constituting "cause" for termination of employment. Promptly after such termination, the Company shall pay to the Employee the salary provided for in Section 3.1 (at the annual rate then in effect) accrued to the date of such termination and not theretofore paid. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9, and 10.

             6.4  Severance Benefits.
                  ------------------

                  (a)  Change in Control.  A "Change in  Control"  shall be
                       -----------------
deemed to occur (1) on the effective date of any merger, consolidation, or reorganization which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than an majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all of its assets; or (2) on the date of closing of any tender offer or exchange offer for, or the acquisition, directly or indirectly, by any person or group of, all or a majority of the then outstanding voting securities of the Company. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale, or disposition own, directly or indirectly, immediately following such merger, consolidation, sale, or disposition at least a majority of the combined voting power of all outstanding classes of securities of the Company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale, or disposition.

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                  (b)  Good Reason.  "Good Reason"  shall mean (i) a reduction
                       -----------
in the Employee's annual base salary; or (ii) a change in the Employee's duties and responsibilities which represents a substantial reduction of the duties and responsibilities which existed immediately prior thereto or the assignment to the Employee of any substantial new duties or responsibilities inconsistent with those which existed immediately prior thereto; or (iii) the requirement by the Company that the Employee (without the consent of the Employee) be based at any place outside of South Florida, except for reasonably required travel on the Company's business.

                  (c) Right to  Severance  Benefit.  The  Employee  shall be
                      ----------------------------
entitled to receive from the Company a Severance Benefit in the amount provided in Section 6.4(d) if (i) a Change in Control occurs and, (ii) within two (2) years thereafter the Employee terminates employment with the Company for Good Reason or the Company terminates the Employee's employment for any reason other than as set forth in Sections 6.1, 6.2, or 6.3, above.

                  (d) Amount of Severance  Benefit.  If the  Employee's
                      ----------------------------
employment is terminated under circumstances entitling the Employee to a Severance Benefit as provided in Section 6.4(c), the Employee shall be entitled to the following benefits:

                      (i) the Company shall pay to the Employee as severance pay and in lieu of any further salary or bonus for periods subsequent to termination, an amount in cash equal to one (1) times the Employee's annual base salary in effect immediately prior to such termination. Furthermore, the Employee shall be entitled to receive a bonus of forty percent (40%) of his base salary, prorated to the date of termination, if, through the date of termination, the quantitative and qualitative goals established by the CEO of the Company (in his sole discretion) as the bonus criteria for the year in which the termination occurs, have been met or (if the termination occurs prior to the end of the applicable year) are reasonably on track to be met.

                      (ii) for eighteen months subsequent to the Employee's termination of employment, the Company shall at its expense continue on behalf of the Employee and his dependents and beneficiaries, the medical and dental benefits, life insurance, short term disability insurance and long term disability insurance, if any, which were being provided to the Employee immediately prior to termination of employment. The benefits provided in this section 6.4(d)(ii) shall be no less favorable to the Employee, in terms of amounts and deductibles and costs to the Employee, than the coverage provided the Employee under the plans providing such benefits at the time of termination of employment. The Company's obligation hereunder to provide the foregoing benefits shall terminate if the Employee obtains coverage under a subsequent employer's medical and dental, life insurance, short term disability insurance and or long term disability insurance benefit plans.

                      (iii) the amounts provided for in section 6.4(d)(i) shall be paid in the same periodic installments as the Employee's salary had been paid immediately prior to the termination of the Employee and shall commence upon termination; provided, however that any pro rata bonus due and payable as specified in 6.4(d)(i) shall be paid within thirty (30) days after the date of Employee's termination. Except as set forth in Section 6.4(d)(ii), no benefits payable hereunder will be reduced on account of Employee's procurement of other employment.

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                      (iv) notwithstanding the foregoing, if any payment to or
for the benefit of the Employee under this Agreement either alone or together with other payments to or for the benefit of the Employee would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), the payments under this Agreement shall be reduced to the largest amount that will eliminate both the imposition of the excise tax imposed by Section 4999 of the Code and the disallowance of deductions to the Company under Section 280G of the Code for any such payments. The amount and method of any reduction in the payments under this Agreement pursuant to this paragraph shall be as reasonably determined by the Company.

             6.5  Vesting of Stock and Options. If the Employee's employment
                  ----------------------------
is terminated by the Company in connection with a Change in Control, (i) all of the Employee's unvested shares, as defined in the Stock Purchase Agreement dated January 15, 1997, shall become Vested Shares and (ii) all options granted pursuant to the Company's 1997 Stock Option Plan, or any successor thereto, shall become fully vested options.

             6.6  Other Termination by the Company. The Company may
                  --------------------------------
terminate the Employee's employment prior to the expiration of the term of this Agreement for whatever reason it deems appropriate; provided, however, that in the event that such termination is not pursuant to Sections 6.1, 6.2 or, 6.3, and the Employee is not otherwise entitled to severance benefits pursuant to section 6.4, the Company shall continue to pay to the Employee (or his estate or other legal representative in the case of the death of the Employee subsequent to such termination), in the same periodic installments as his annual salary was paid, the salary provided for in Section 3 (at the annual rate then in effect) until the earlier of (a) the then scheduled expiration of the term hereof or (b) twelve (12) months following the date of such termination. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9, and 10.

             6.7 Rights to Benefits. Except as otherwise set forth herein,
                 ------------------
upon termination of employment under any provision contained in this Section 6, rights and benefits of the Employee, his estate or other legal representative under the employee benefit plans and programs of the Company, if any, will be determined in accordance with the terms and provisions of such plans and programs. Neither the Employee nor the Company shall have any further rights or obligations under this Agreement, except as provided in Sections 7, 8, 9, and 10.

      7.     Confidential Information.
             ------------------------

             7.1 (a) The Employee shall, during the Employee's employment with the Company and at all times thereafter, treat all confidential material (as hereinafter defined) of the Company or any of the Company's subsidiaries, affiliates or parent entities (the Company and the Company's subsidiaries, affiliates and parent entities being hereinafter collectively referred to as the "Company Group") confidentially. The Employee shall not, without the prior written consent of the CEO, disclose such confidential material, directly or indirectly, to any party, who at the


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time of such disclosure is not an employee or agent of any member of the Company
Group, or remove from the Company's premises any notes or records relating thereto, copies or facsimiles thereof (whether made by electronic, electrical, magnetic, optical, laser, acoustic or other means), or any other property of any member of the Company Group. The Employee agrees that all confidential material, together with all notes and records of the Employee relating thereto, and all copies or facsimiles thereof in possession of the Employee (whether made by the foregoing or other means) are the exclusive property of the Company.

                  (b) For the purposes hereof, the term "confidential material" shall mean all information in any way concerning the activities, business or affairs of any member of the Company Group or any of the customers of any member of the Company Group, including, without limitation, information concerning trade secrets, together with all sales and financial information concerning any member of the Company Group and any and all information concerning projects in research and development or marketing plans for any products or projects of the Company Group, and all information concerning the practices and customers of any member of the Company Group; provided however, that the term "confidential material" shall not include information which becomes generally available to the public other than as a result of a disclosure by the Employee.

            7.2 Promptly upon the request of the Company, the Employee shall deliver to the Company all confidential material relating to any member of the Company Group in the possession of the Employee without retaining a copy thereof (provided, however, that the Employee shall be entitled to retain a list of such confidential material so long as the form of such list is reasonably acceptable to the Company), unless, in the written opinion of counsel for the Company delivered to the Employee, either returning such confidential material or failing to retain a copy thereof would violate any applicable Federal, state, local or foreign law, in which event such confidential material shall be returned without retaining any copies thereof as soon as practicable after such counsel advises in writing to the Employee that the same may be lawfully done.

            7.3 In the event that the Employee is required, by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process, to disclose any confidential material relating to any member of the Company Group, the Employee shall provide the Company with prompt notice thereof so that the Company may seek an appropriate protective order and/or waive compliance by the Employee with the provisions hereof.

      8.    Non-Competition.
            ---------------

            8.1 The Employee acknowledges that the services to be rendered by him to the Company are of a special and unique character. The Employee agrees that, in consideration of his employment hereunder, the Employee will not, directly or indirectly, (a) so long as he is employed pursuant to this Agreement and two years thereafter, unless he is entitled to benefits as set forth in 6.4(d), in which case only as long as severance benefits are required to be paid, (w) engage, whether as principal, agent, investor, distributor, representative, stockholder, employee, consultant, volunteer or otherwise, with or without pay, in any activity or business venture, which


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is competitive with the business of the Company or any other members of the
Company Group, (x) solicit or entice or endeavor to solicit or entice away from any member of the Company Group any person who was or is at the time of solicitation, a director, officer, employee, agent or consultant of such member of the Company Group, on the Employee's own account or for any person, firm, corporation or other organization, whether or not such person would commit any breach of such person's contract of employment by reason of leaving the service of such member of the Company Group, (y) solicit or entice or endeavor to solicit or entice away any of the clients or customers or potential customers of any member of the Company Group, either on the Employees own account or for any other person firm, corporation or organization, or (z) employ any person who was or is at the time of the solicitation, a director, officer or employee of any member of the Company Group or any person who is or may be likely to be in possession of any confidential information or trade secrets relating to the business of any member of the Company Group, or (b) at any time make any statement intended to disparage or impair the business reputation of any member of the Company Group.

            8.2 The Employee and the Company agree that if, in any proceeding, the court or authority shall refuse to enforce the covenants herein set forth because such covenants cover too extensive a geographic area or too long a period of time, any such covenant shall be deemed appropriately amended and modified in keeping with the intention of the parties to the maximum extent permitted by law.

            8.3 The Employee expressly acknowledges and agrees that the covenants and agreements set forth in this Section 8 are reasonable in all respects, and necessary in order to protect, maintain and preserve the value and goodwill of the Company Group, as well as the proprietary and other legitimate business interests of the members of the Company Group. The Employee acknowledges and agrees that the covenants and agreements of the Employee set forth in this Section 8 constitute a significant part of the consideration given by the Employee to the Company in exchange for the salary and benefits provided for in this Agreement, and are a material reason for such payment.

      9.    Intellectual Property.
            ---------------------

            9.1 Any and all intellectual property, inventions or software made, developed or created by the Employee (a) during the term of this Agreement or (b) within a period of one year after the termination of the Employee's employment with the Company or any other member or the Company Group, which reasonably relate to the business conducted by the Company during the term of the Employee's employment by the Company (each, an "invention"), whether at the request or suggestion of the Company or otherwise, whether alone or in conjunction with others, and whether during regular working hours of work or otherwise, shall be promptly and fully disclosed by the Employee to the President and/or the Board of Directors of the Company and shall be the Company's exclusive property as against the Employee, and the Employee shall promptly deliver to the President and/or the Board of Directors all papers, drawings, models, data and other material relating to any Invention made, developed or created by him as aforesaid. In addition, the Employee covenants and agrees to disclose to the Board of Directors any Invention developed or created by the Employee during the term of this Agreement, whether or not such

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Invention relates to the business being conducted by the Company or any other member of the Company Group at the time of development or creation of such Invention.

             9.2 The Employee hereby expressly acknowledges and agrees that an Invention developed or created by the Employee during the term of this Agreement which reasonably relates to the business of the Company or any other member of the Company Group or which reasonably relates to the business conducted by the Company during the Employee's employment by the Company shall be considered "works made for hire" within the meaning of the Copyright Act of 1976, as amended (17 U.S.C. ss. 101). Each such Invention as well as all copies of such Invention in whatever medium fixed or embodied, shall be owned exclusively by the Company as of the date of creation.

             9.3 The Employee shall, upon the Company's request and without any payment therefor, execute any documents necessary or advisable in the opinion of the Company's counsel to direct issuance of patents or copyrights of the Company with respect to such Invention as are to be in the Company's exclusive property as against the Employee under this Section 9 or to vest in the Company title to such inventions as against the Employee, the expense of securing any such patent or copyright, to be borne by the Company. In addition, the Employee agrees not to file any patent, copyright or trademark application related to such Invention.

      10.   Equitable Relief. In the event of a breach or threatened breach by
            ----------------
the Employee of any of the provisions of Sections 7, 8, or 9 of this Agreement, the Employee hereby consents and agrees that the Company shall be entitled to pre-judgment injunctive relief or similar equitable relief restraining the Employee from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed by the Employee under any of such provisions, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting a bond or other security. The parties hereto hereby consent to the jurisdiction of the federal courts located in the Southern District of Florida and the state courts located in such District for any proceedings under this Section 10. Nothing herein shall be constructed as prohibiting the Company from pursuing any other remedies at law or in equity which it may have.

      11.   Successors and Assigns.
            ----------------------

            11.1  Assignment by the Company. The Company may assign this
                  -------------------------
Agreement to any member of the Company Group or Successor to the Company as defined in 11.3, and the Employee hereby consents to such assignment.

            11.2  Assignment by the Employee. The Employee may not assign this
                  ----------------------------
Agreement or any part hereof without the prior written consent of the CEO of the Company.

            11.3  Successor to the Company. This Agreement shall bind any
                  ------------------------
successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and or/asset of the Company, in the same manner and to the same extent that the Company would be obligated under this Agreement if no succession had taken place. In the

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case of any transaction in which a successor would not be bound by this
Agreement, the Company shall require such successor expressly and unconditionally to assume and agree to perform the Company's obligation under this Agreement, in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

      12.   Governing  Law.  This  Agreement  shall be deemed a contract made
            --------------
 under, and for all purposes shall be construed in accordance with, the laws of the State of Florida applicable to contracts to be performed entirely within such State.

      13.   Entire Agreement. This Agreement contains all the understandings and
            ----------------
representations between the parties hereto pertaining to the subject matter hereof and supersedes, in their entirety, all undertakings and agreements, whether oral or in writing, if there by any, previously entered into by them with respect to employment, severance, and any and all other matters set forth or reasonably contemplated herein; provided, however, that Section 8 shall not serve as a limitation of the terms of any other non-competition agreement between the Employee and any member of the Company Group.

      14.   Modification and Amendment; Waiver. The provisions of the Agreement
            ----------------------------------
may be modified, amended or waived, but only upon the written consent of the party against whom enforcement of such modification, amendment or waiver shall be effective only to the extent set forth in such writing. No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power, or remedy preclude any further exercise thereof or of any other right, power or remedy.

      15.   Notices. Any notices, demands or other communication given in
            -------
connection herewith shall be in writing and be deemed given (i) when personally delivered, (ii) sent by facsimile transmission to a number provided in writing by the addressee and a confirmation of the transmission is received by the sender or (iii) three (3) days after being deposited for delivery with a recognized overnight courier, such as FedEx, with directions to deliver within three (3) days, and addressed or sent, as the case may be, to the address or facsimile number set forth below or to such other address or facsimile number as such party may designate in accordance herewith:

            When the Company is the intended recipient:

               Access Worldwide Communications, Inc.
               Attention: Michael Dinkins, President and Chief Executive Officer 4950 Blue Lake Drive
               Suite 300
               Boca Raton, Florida 33431
               Facsimile No.:  1-800-464-8599

           When the Employee is the intended recipient:

               John Hamerski

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               9611 Carissa Road
               Boynton Beach, Florida  33436
               Facsimile No.:  xxx-xxx-xxxx

      16.   Severability. Should any provision of this Agreement be held by a
            ------------
court of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

      17.    Survivorship.  The  respective  rights and  obligations  of the
             ------------
parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.


EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN:

For the Company                               For the Employee

by:                                           by:
    -------------------------------------          -----------------------------
    Michael Dinkins                                John Hamerski
    President and Chief Executive Officer


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